INTELLECTUAL PROPERTY SECURITY AGREEMENT

               This Intellectual Property Security Agreement (as amended, supplemented or otherwise modified from time to time, the "Intellectual Property Security Agreement") is made and effective as of September 5, 2001, by ZB Company, Inc., a Delaware corporation (including any successors or permitted assignees thereof, the "Grantor"), in favor of Wells Fargo Retail Finance, LLC, as Agent for each of the Lenders from time to time party to the Loan Agreement referred to below (the "Agent"). Capitalized terms used in this Intellectual Property Security Agreement and not otherwise defined shall have the respective meanings ascribed to such terms in the Loan Agreement.

                                    RECITALS

               WHEREAS, pursuant to the Loan and Security Agreement (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") dated as of the date hereof by and among the Grantor, the Agent and the Lenders from time to time party thereto (the "Lenders"), the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain advances, cause the issuance of letters of credit and provide other financial accommodations to the Grantor (collectively, the "Loans"); and

               WHEREAS, it is a condition precedent to the obligation of the Agent and the Lenders to execute and perform under the Loan Agreement that Grantor shall have executed and delivered this Intellectual Property Security Agreement to the Agent, for the ratable benefit of each of the Lenders;

               NOW, THEREFORE, in consideration of the willingness of the Agent and the Lenders to enter into the Loan Agreement and to agree, subject to the terms and conditions set forth therein, to make the Loans to the Grantor pursuant thereto, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1. Grant of Security Interest. To secure the Grantor's prompt, punctual and faithful performance of all and each of the Obligations, the Grantor hereby grants to Agent, for its benefit and the ratable benefit of each of the Lenders, a continuing first priority security interest in all of the right, title and interest of such Grantor in and to the Intellectual Property Collateral (as defined below), whether now owned or hereafter acquired:

(a) The U.S and foreign copyrights, associated copyright registrations and applications for copyright registration, and copyright licenses (to the extent permitted under the terms thereof) set forth on Schedule A attached hereto (collectively, the "Copyrights"); and

(b) The U.S. and foreign patents and patent applications, and patent licenses set forth on Schedule B attached hereto, including, without limitation, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the "Patents"); and

(c) The U.S., state and foreign trademark and service mark registrations, trademark and service mark applications, and trademark and service mark licenses (to the extent permitted under the terms thereof) set forth on Schedule C attached hereto and all goodwill associated with the foregoing (collectively, the "Trademarks"); and

(d) The domain names and registrations set forth on Schedule D attached hereto and all goodwill associated with the foregoing (collectively, the "Domain Names"); and

(e) Any and all claims and causes of action for past, present or future infringement of any of the Intellectual Property Collateral, with the right, but not the obligation, to sue for and collect damages for infringement of the Intellectual Property Collateral; and

(f) Any and all licenses or rights granted under any of the Intellectual Property Collateral, and all license fees and royalties arising from such licenses or rights, in each case to the extent permitted by such licenses or rights; and

(g) Any and all amendments, renewals, extensions, reissuances and replacements of any of the Intellectual Property Collateral; and

(h)     Any and all products and proceeds of any of the foregoing.

2. Requested Recordation. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks (and any state, foreign or other authorities to which this Intellectual Property Security Agreement is submitted) to file and record this Intellectual Property Security Agreement (and any corresponding or separate application forms of such jurisdiction) in order to publicly reflect the interests of the Agent and the Lenders in the Intellectual Property Collateral.

3. Assignment. Upon the occurrence of and during continuation of an Event of Default, the Grantor shall execute and deliver to Agent an absolute assignment transferring its entire right, title, and interest in and to the Intellectual Property Collateral to the Agent, for its benefit and the ratable benefit of the Lenders.

4. Power of Attorney. The Grantor hereby irrevocably grants the Agent for its benefit and for the ratable benefit of the Lenders a power of attorney, to act as the Grantor's attorney-in-fact, with full authority in the name, place and stead of the Grantor, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Intellectual Property Security Agreement. This authority includes, without limitation, the following:

(a) To modify or amend (in sole discretion of the Agent and the Lenders and without first obtaining the Grantor's approval of or signature thereto) Schedule A, Schedule B, Schedule C, and/or Schedule D hereof, as appropriate, to include references to any registered intellectual property (or application or license therefor) acquired by the Grantor after the execution hereof or to delete any reference to any Intellectual Property Collateral in which the Grantor no longer has or claims any right, title or interest; and

(b) To execute, file and pursue (in sole discretion of the Agent and the Lenders and without first obtaining the Grantor's approval of or signature thereto, unless otherwise prohibited by applicable law) any application, form or other document in order to perfect, maintain, continue or otherwise protect the Agent's interest or the Grantor's rights in the Intellectual Property Collateral, including, without limitation, executing and filing
     (i) any financing statement, any continuation statement or any amendment thereto, and (ii) any document in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or the relevant office of any state or foreign jurisdiction (including, without limitation, the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings) and to pay any fees and taxes in connection therewith or otherwise; and

(c) To execute any document required to acknowledge, register or perfect the interest of the Agent and the Lenders in any part of the Intellectual Property Collateral without the signature of the Grantor unless prohibited by applicable law.

The foregoing power of attorney is coupled with an interest and is irrevocable.

5. Release. Unless otherwise agreed in writing by the parties, the security interests granted herein will terminate (and all rights to the Intellectual Property Collateral will revert to the Grantor) upon satisfaction of the following conditions: (a) payment and performance in full of all the Obligations secured hereby (unconditionally and indefeasibly) and (b) the termination of the Loan Agreement. Upon any such termination, the Agent (at the Grantor's request and sole expense) will promptly execute and deliver to the Grantor (without any representation, warranty or recourse of any kind whatsoever) such documents as the Grantor may reasonably request and provided to the Agent to evidence such termination.

6.      Miscellaneous.

(a) This Intellectual Property Security Agreement has been entered into in conjunction with the provisions of and the security interest granted to the Agent, for its benefit and the ratable benefit of the Lenders, under the Loan Agreement. The rights and remedies of the Grantor and the Agent with respect to the security interests granted herein are in addition and without prejudice to those set forth in the Loan Agreement, all terms and provisions of which are hereby incorporated herein by reference. In the event that any provisions of this Intellectual Property Security Agreement are deemed to conflict with the Loan Agreement or the other Loan Documents, the provisions of the Loan Agreement or the other Loan Documents shall govern.

(b) This Intellectual Property Security Agreement may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document; each such counterpart will be deemed to be an original but all counterparts together will constitute one and the same instrument.

                           [Signatures appear on following pages.]

               IN WITNESS WHEREOF, the parties hereto have executed this Intellectual Property Security Agreement, as an instrument under seal, through their duly authorized officers, as of the date first written above.

                                    GRANTOR:
                                    ZB COMPANY, INC.



                                    By:  /s/ Raymond P. Springer
                                        ------------------------
                                    Name:  Raymond P. Springer
                                    Title:  Chief Financial Officer



                                    AGENT:

                                    WELLS FARGO RETAIL FINANCE, LLC,
                                    as Agent


                                    By:  /s/ Patrick J. Norton
                                         ---------------------
                                    Name:  Patrick J. Norton
                                    Title: Vice President

                                 ACKNOWLEDGMENT

STATE OF  Pennsylvania   :
                         : SS
COUNTY OF Philadelphia   :


               Before me, the undersigned, a Notary Public, on this 31st day of August, 2001, personally appeared Ray Springer to me known personally, who, being by me duly sworn, did say that he/she is the Vice President of ZB Company, Inc., as Borrower, and that said Intellectual Property Security Agreement was signed on behalf of said ZB Company, Inc., as Borrower, by authority of its board of directors, and the said Ray Springer acknowledged said instrument to be his/her free act and deed.



                                       /s/ Loreena Kay Tinneny
                                      -------------------------
                                      Notary Public
                                      My Commission Expires:  Apr. 7, 2003
                                                             --------------

                                   SCHEDULE A

                              COPYRIGHT COLLATERAL


                              Registered Copyrights


                                      NONE






                         Pending Copyright Applications


                                      NONE

                                   SCHEDULE B

                                PATENT COLLATERAL


                               Registered Patents



                                      NONE





                           Pending Patent Applications



                                      NONE

                                   SCHEDULE C

                              TRADEMARK COLLATERAL


                              Registered Trademarks


-----------------------------------------------------------------------------------------------------------------------------------


                                                       REGISTERED TRADEMARKS
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                 Trademark                   Registration  Registration             Registered Owner

                                                                                                                    Country of
                                                Number         Date                                                Registration
-----------------------------------------------------------------------------------------------------------------------------------

 A ZILLION NEAT THINGS FOR KIDS                1,730,089     11/03/92    Children's Development Inc.              United States

-----------------------------------------------------------------------------------------------------------------------------------

 DOLLS TO LOVE                                2,322,480      02/22/00    Children's Concept, Inc.                 United States
                                                                         (former name of Zany Brainy, Inc.)

-----------------------------------------------------------------------------------------------------------------------------------

 DREAM DOUGH                                   2,439,498     03/27/01    Children's Development Inc.              United States

-----------------------------------------------------------------------------------------------------------------------------------

 FREE FUN EVERY DAY                            2,346,949     05/02/00    Children's Development Inc.              United States

-----------------------------------------------------------------------------------------------------------------------------------

 HUGS N' SNUGS AND DESIGN                     2,449,637      05/08/01    Children's Concept, Inc.                 United States
                                                                         (former name of Zany Brainy, Inc.)
-----------------------------------------------------------------------------------------------------------------------------------

 KIDS LEARN BEST WHEN THEY'RE HAVING FUN       2,010,223     10/22/96    Greenman Bros., Inc.                     United States

-----------------------------------------------------------------------------------------------------------------------------------

 KIDSTRUMENTS                                  2,324,283     02/29/00    Children's Development Inc.              United States

-----------------------------------------------------------------------------------------------------------------------------------

 KIDSULTANT                                   2,223,839      02/16/99    Children's Concept, Inc.                 United States
                                                                         (former name of Zany Brainy, Inc.)

-----------------------------------------------------------------------------------------------------------------------------------

 MY LITTLE PLAY PALS                          2,322,479      02/22/00    Children's Concept, Inc.                 United States
                                                                         (former name of Zany Brainy, Inc.)

-----------------------------------------------------------------------------------------------------------------------------------

 NOODLE KID DESIGN                             1,872,949     01/10/95    Greenman Bros., Inc.                     United States

                                                                         The  change  of  name   document  from
                                                                         Greenman   Bros.,   Inc.   to   Noodle
                                                                         Kidoodle,   Inc.   was  not   recorded
                                                                         against  this  registration.   It  was
                                                                         instead   filed   against   Reg.   No.
                                                                         1,872,944,    a   totally    unrelated
                                                                         registration   owned  by  a  different
                                                                         entity.  Noodle  Kidoodle will need to
                                                                         update  the  chain of  title  for this
                                                                         registration  by recording  the change
                                                                         of name  document  and should  correct
                                                                         its incorrect  filing against Reg. No.
                                                                         1,872,944.

-----------------------------------------------------------------------------------------------------------------------------------

 NOODLE KIDOODLE                               1,971,605     04/30/96    Greenman Bros., Inc.                     United States

-----------------------------------------------------------------------------------------------------------------------------------

 OCEANMOTION                                   2,426,455     02/06/01    Children's Development Inc.              United States

-----------------------------------------------------------------------------------------------------------------------------------

 OODLES & ODDLES OF FUN THINGS TO LEARN        1,898,336     06/06/95    Greenman Bros., Inc.                     United States

                                                                         Chain of title  needs to be  completed
                                                                         by   recording   the  change  of  name
                                                                         document from Greenman Bros.,  Inc. to
                                                                         Noodle     Kidoodle,      Inc.     (NY
                                                                         Corporation)  and then the  merger  of
                                                                         Noodle  Kidoodle,  Inc. (NY) to Noodle
                                                                         Kidoodle,  Inc. (DE Corporation).  The
                                                                         change  of  name   document   and  the
                                                                         merger were recorded  against Reg. No.
                                                                         1,989,336     instead    (a    totally
                                                                         unrelated  reg.  and  entity),   which
                                                                         should  be   corrected  to  clear  the
                                                                         registration owned by a third party.

-----------------------------------------------------------------------------------------------------------------------------------

 PRICE CHOMPER                                2,184,879      08/25/98    Children's Concept, Inc.                 United States
                                                                         (former name of Zany Brainy, Inc.)

-----------------------------------------------------------------------------------------------------------------------------------

 WHY TAKE AN EXTRA-ORDINARY KID TO AN          2,338,200     04/04/00    Children's Development Inc.              United States
 ORDINARY TOY STORE?

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY BRAINY                                   1,735,825     11/24/92    Children's Development Inc.              United States

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY BRAINY                                   2,394,856     10/17/00    Children's Development Inc.              United States

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY BRAINY                                    319242       01/12/98    Children's Development Inc.                  Mexico

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY BRAINY                                     7491          1998      Children's Development Inc.                  Japan

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY BRAINY                                    751819       12/24/97    Children's Development Inc.                Australia

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY BRAINY                                    707794       12/15/97    Children's Development Inc.                  Europe

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY BRAINY AND DESIGN                        1,781,919     07/13/93    Children's Development Inc.              United States

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY BRAINY.COM                               2,439,127     03/27/01    Children's Concept, Inc.                 United States
                                                                         (former name of Zany Brainy, Inc.)

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY BRAINY.COM and DESIGN                    2,412,354     12/12/00    Children's Development Inc.              United States

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY PRICE CHOMPER and Design                 2,429,187     02/20/01    Children's Development Inc.              United States
 (Head looking left with broken $ in mouth
 with words over and under head)

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY ZONE                                    2,185,796      09/01/98    Children's Concept, Inc.                 United States
                                                                         (former name of Zany Brainy, Inc.)

-----------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------

                                                  PENDING TRADEMARK APPLICATIONS

-----------------------------------------------------------------------------------------------------------------------------------
                 Trademark                      Serial     Application                 Applicant

                                                                                                                    Country of
                                                Number         Date                                                Application
-----------------------------------------------------------------------------------------------------------------------------------

 DREAM DOUGH AND DESIGN                        75-824712     10/15/99    Children's Development Inc.              United States

-----------------------------------------------------------------------------------------------------------------------------------

 I GOT YOU BABY                               76-032176      04/24/00    Noodle Kidoodle, Inc.                    United States

-----------------------------------------------------------------------------------------------------------------------------------

 MISCELLANEOUS "PRICE CHOMPER" DESIGN         75-611593      12/23/98    Children's Concept, Inc.                 United States
 (Standing With Broken $ in mouth looking                                (former name of Zany Brainy, Inc.)
 left)

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY BRAINY                                    864671       12/17/97    Children's Development Inc.                  Canada

-----------------------------------------------------------------------------------------------------------------------------------

 WHAT YOU WANT YOUR CHILD TO BECOME            75-663413     03/19/99    Children's Development Inc.              United States

-----------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------

                                                     NON-REGISTERED TRADEMARKS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Status of Trademark
                            Trademark

----------------------------------------------------------------------------------------------------------------------------------

 BLUE SKY                                                                   AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 BLUE SKY DESIGN                                                            AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 BRAINY GAMES ICON                                                                              ---

-----------------------------------------------------------------------------------------------------------------------------------

 BRIGHT START                                                                                   ---

-----------------------------------------------------------------------------------------------------------------------------------

 BRIGHT START ICON                                                                              ---

-----------------------------------------------------------------------------------------------------------------------------------

 CREATIVITY ICON                                                                                ---

-----------------------------------------------------------------------------------------------------------------------------------

 CRITTERS NAME ICON                                                                             ---

-----------------------------------------------------------------------------------------------------------------------------------

 DEPART-MENTAL ICON DESIGN (15)                                                                 ---

-----------------------------------------------------------------------------------------------------------------------------------

 DOLLS ICON                                                                                     ---

-----------------------------------------------------------------------------------------------------------------------------------

 GOOD SPORTS NAME ICON                                                                          ---

-----------------------------------------------------------------------------------------------------------------------------------

 GREEN ORBIT                                                                AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 GREEN ORBIT DESIGN                                                         AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 GRANDTASTIC                                                                                    ---

-----------------------------------------------------------------------------------------------------------------------------------

 HOBBIES ICON                                                                                   ---

----------------------------------------------------------------------------------------------------------------------------------

 IMAGINATION                                                                AWAITING APPLICATION TO BE SIGNED AND FILED

----------------------------------------------------------------------------------------------------------------------------------

 IMAGINATION DESIGN                                                         AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 KIDSTRUMENTS DESIGN                                                        AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 KIDTRONICS NAME ICON                                                                           ---

-----------------------------------------------------------------------------------------------------------------------------------

 LET'S PRETEND NAME ICON                                                                        ---

-----------------------------------------------------------------------------------------------------------------------------------

 OUR PLANET NAME ICON                                                                           ---

-----------------------------------------------------------------------------------------------------------------------------------

 OUT OF THE BOX                                                             AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 OUT OF THE BOX DESIGN                                                      AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 OUT TO PLAY                                                                AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 OUT TO PLAY DESIGN                                                         AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 PLAY PALS NAME ICON                                                                            ---

-----------------------------------------------------------------------------------------------------------------------------------

 PLAYSHOP PLANNER                                                                               ---

-----------------------------------------------------------------------------------------------------------------------------------

 PRETENDABLES                                                                                   ---

-----------------------------------------------------------------------------------------------------------------------------------

 PUZZLEMANIA NAME ICON                                                                          ---

-----------------------------------------------------------------------------------------------------------------------------------

 READY, SET...GROW!                                                           AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 READY, SET...GROW! DESIGN                                                    AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 SMART SUPPLIES                                                             AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 SMART SUPPLIES DESIGN                                                      AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 SOFTWARE ICON                                                                                  ---

-----------------------------------------------------------------------------------------------------------------------------------

 STATIONERY ICON                                                                                ---

-----------------------------------------------------------------------------------------------------------------------------------

 SUPER STARS NAME ICON                                                                          ---

-----------------------------------------------------------------------------------------------------------------------------------

 TEACHER'S RESOURCE  NAME ICON                                                                  ---

-----------------------------------------------------------------------------------------------------------------------------------

 TECHNO KIDS                                                                AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 TECHNO KIDS DESIGN                                                         AWAITING APPLICATION TO BE SIGNED AND FILED

-----------------------------------------------------------------------------------------------------------------------------------

 VIDEO ICON                                                                                     ---

-----------------------------------------------------------------------------------------------------------------------------------

 WORDS & MUSIC (OR SIGHTS & SOUNDS) NAME ICON                                                   ---

-----------------------------------------------------------------------------------------------------------------------------------

 YOUNG BUILDERS NAME ICON                                                                       ---

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY ALPHABET DESIGNS (26)                                                                     ---

-----------------------------------------------------------------------------------------------------------------------------------

 ZANY BRAINY COMPUTER BUGZ                                                                      ---

-----------------------------------------------------------------------------------------------------------------------------------

10.12 IP.DOC


                                   SCHEDULE D

                                  DOMAIN NAMES





-----------------------------------------------------------------------------------------------------------------------------------

                                                     REGISTERED DOMAIN NAMES

---------------------------------------------- --------------------------- --------------------------------------------------------
             Domain Name                             Registered Owner                              Registrar

---------------------------------------------- --------------------------- --------------------------------------------------------

EXCHANGETOYS.COM                                   Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

MYZB.COM                                           Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

NOODLEKABOODLE.COM                               Noodle Kidoodle, Inc.                        Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

NOODLEKADOODLE.COM                               Noodle Kidoodle, Inc.                        Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

NOODLEKIDODDLE.COM                               Noodle Kidoodle, Inc.                        Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

NOODLEKIDOODLE.COM                                 Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

TOZB.COM                                           Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

TRADE-A-TOY.COM                                    Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZAINYBRAINY.COM                                    Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZANIEBRAINY.COM                                    Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZANYBRAINY.COM                                     Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZANYBRAINY.CO.UK                                   Zany Brainy, Inc.                      REGISTER.COM / COMPUSOLVE

---------------------------------------------- --------------------------- --------------------------------------------------------

ZANYBRAINY.NET                                     Zany Brainy, Inc.                            REGISTER.COM

---------------------------------------------- --------------------------- --------------------------------------------------------

ZANYBRAINY.ORG                                     Zany Brainy, Inc.                            REGISTER.COM

---------------------------------------------- --------------------------- --------------------------------------------------------

ZANYBRAINY.TV                                      Zany Brainy. Inc.                                dotTV

---------------------------------------------- --------------------------- --------------------------------------------------------

ZANYBRAINYCATALOG.COM                              Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZANYBRAINYINC.COM                                  Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZANYBRAINYONLINE.COM                               Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZANYBRAINYSTORES.COM                               Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZANYBRANY.COM                                    Zanybrainyinc.com LLC                        Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZANYINC.COM                                        Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZB.COM                                             Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZBBOOKS.COM                                        Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZBCATALOG.COM                                      Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZBMUSIC.COM                                        Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZBSOFTWARE.COM                                     Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZBSTORES.COM                                       Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZBTOY.COM                                          Zany Brainy, Inc.                              directNIC

---------------------------------------------- --------------------------- --------------------------------------------------------

ZBTOYS.COM                                         Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------

ZBVIDEO.COM                                        Zany Brainy, Inc.                          Network Solutions

---------------------------------------------- --------------------------- --------------------------------------------------------
